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                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT

                                      AMONG

                          MFS VARIABLE INSURANCE TRUST,

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


                                       AND

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


         THIS AGREEMENT, made and entered into this ____ day of June 2000, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

         WHEREAS, certain series of shares of the Trust are divided into two separate share classes, an Initial Class and a Service Class, and the Trust on behalf of the Service Class has adopted a Rule 12b-1 plan under the 1940 Act pursuant to which the Service Class pays a distribution fee;

         WHEREAS, the series of shares of the Trust (each, a "Portfolio," and, collectively, the "Portfolios") and the classes of shares of those Portfolios (the "Shares") offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto;

         WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is the Trust's investment adviser;

         WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

         WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio


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covered by this Agreement in which the Accounts invest, is specified in
Schedule A attached hereto as may be modified from time to time);

         WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

         WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

         WHEREAS, the Company, the underwriter for the Policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase the Shares of the Portfolios as specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:


ARTICLE I.  SALE AND REDEMPTION OF TRUST SHARES
            -----------------------------------

         1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; PROVIDED that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

         1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

         1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its


                                     -2-

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         affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

         1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

         1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

         1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

         1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

         1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio, but may revoke that election at any time by notifying the Trust in writing. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

         1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.


                                     -3-

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                                     -4-

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ARTICLE II.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS
             -------------------------------------------------

         2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

         2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance policies, endowment or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

         2.3. The Company represents and warrants that it, as the underwriter for the Policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that, to the extent it sells the Policies directly, it will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

         2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

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         2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

         2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

         2.8. The Company shall submit to the Board such reports, material or data as the Board may reasonably request from time to time so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").


ARTICLE III.  PROSPECTUS AND PROXY STATEMENTS; VOTING
              ---------------------------------------

         3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; PROVIDED, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (E.G., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

         3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense,

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         shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

         3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

         3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

         3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

         3.6.     If and to the extent required by law, the Company shall:

                  (a)      solicit voting instructions from Policy owners;

                  (b) vote the Shares in accordance with instructions received from Policy owners; and

                  (c) vote the Shares in each separate Account for which no instructions have been received in the same proportion as the Shares of such Portfolio in such Account for which instructions have been received from Policy owners;

         so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.


ARTICLE IV.  SALES MATERIAL AND INFORMATION
             ------------------------------

         4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least ten
         (10) Business Days

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         prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within five (5) Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

         4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least ten (10) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within five (5) Business Days after receipt of such material.

         4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

         4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate (in the case of the Trust) to the Policies, or (in the case of the Company) to the Trust or its Shares, within twenty (20) days after the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

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         4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change requiring change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

         4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.


ARTICLE V.  FEES AND EXPENSES
            -----------------

         5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that, to the extent the Trust or any Portfolio has adopted and implemented a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and for Shareholder servicing expenses, then the Trust may make payments to the Company or to the underwriter for the Policies in accordance with such plan. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

         5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

         5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's

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         Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information to other than existing Policy owners; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI.  DIVERSIFICATION AND RELATED LIMITATIONS
             ---------------------------------------

         6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817 (h) (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio.

         6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision), and will notify the Company if it appears that any Portfolio will not so qualify.


ARTICLE VII.  POTENTIAL MATERIAL CONFLICTS
              ----------------------------

         7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

         7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that if it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, the Company shall, at its own expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such

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         assets in a different investment medium, including (but not limited
         to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

         7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; PROVIDED, HOWEVER, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

         7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then
         (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2,
         7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


ARTICLE VIII.  INDEMNIFICATION
               ---------------

         8.1.     INDEMNIFICATION BY THE COMPANY
                  ------------------------------

                  The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

                  (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading PROVIDED that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Policies or Shares; or

                  (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

                  (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

                  (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

                  (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

         as limited by and in accordance with the provisions of this
         Article VIII.


         8.2.     INDEMNIFICATION BY THE TRUST
                  ----------------------------

                  The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this
         Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

                  (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, PROVIDED that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Policies or Shares; or

                  (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

                  (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

                  (d) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

                  (e) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

                  (f) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

         as limited by and in accordance with the provisions of this
         Article VIII.

         8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

         8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         8.5. Promptly after receipt by an Indemnified Party under this Section
         8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

         8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

         8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this
         Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.


ARTICLE IX.  APPLICABLE LAW
             --------------

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  NOTICE OF FORMAL PROCEEDINGS
            ----------------------------

       The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.


ARTICLE XI.  TERMINATION
             -----------

         11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

                  (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

                  (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

                  (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

                  (d) at the option of the Company upon institution of formal proceedings against the Trust or MFS by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

                  (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the

                           Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

                  (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement; or

                  (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement; or

                  (h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

                  (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

         11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

         11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause. Termination by any party pursuant to any of
         Section 11.1(b) through Section 11.1(i) shall not take effect until the terminating party shall have provided written notice to the other party.

         11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

         11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XII.  NOTICES
              -------

       Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

                  MFS VARIABLE INSURANCE TRUST
                  500 Boylston Street
                  Boston, Massachusetts 02116
                  Facsimile No.: (617) 954-6624
                  Attn: Stephen E. Cavan, Secretary

         If to the Company:

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  1300 South Clinton Street
                  Fort Wayne, Indiana 46802-3506
                  Facsimile No.: (219) 455-1773
                  Attn: Kelly D. Clevenger

         If to MFS:

                  MASSACHUSETTS FINANCIAL SERVICES COMPANY
                  500 Boylston Street
                  Boston, Massachusetts 02116
                  Facsimile No.: (617) 954-6624
                  Attn: Stephen E. Cavan, General Counsel


ARTICLE XIII.  MISCELLANEOUS
               -------------

         13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

         13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

         13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

         13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

         13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                            THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                            By its authorized officer,


                            By: /s/ Steven M. Kluever
                                -------------------------------
                                Steven M. Kluever
                                Second Vice President


                            MFS VARIABLE INSURANCE TRUST, ON BEHALF
                            OF THE PORTFOLIOS

                            By its authorized officer and not individually,


                            By: /s/ James R. Bordewick, Jr.
                                -------------------------------
                                James R. Bordewick, Jr.
                                Assistant Secretary


                            MASSACHUSETTS FINANCIAL SERVICES COMPANY

                            By its authorized officer,


                            By: /s/ Arnold D. Scott
                                -------------------------------
                                Arnold D. Scott
                                Senior Executive Vice President and Secretary

                                                             As of July 15, 2000




                                   SCHEDULE A


                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                     --------------------------------------

=================================  ==================================== ========================== ===============================
         NAME OF SEPARATE
         ACCOUNT AND DATE                     POLICIES FUNDED                  SHARE CLASS                   PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS           BY SEPARATE ACCOUNT         (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
=================================  ==================================== ========================== ===============================
      Lincoln Life Flexible        |X|  Variable Universal Life I                 Initial            MFS Emerging Growth Series
      Premium Variable Life        |X|  Lincoln Variable Universal Life                               MFS Total Return Series
       Separate Account M          |X|  Lincoln Variable Universal Life                                 MFS Utilities Series
                                        Death Benefit (VUL)

      Lincoln Life Flexible        |X|  Survivorship Variable                     Initial            MFS Emerging Growth Series
      Premium Variable Life             Universal Life I                                              MFS Total Return Series
       Separate Account R          |X|  Lincoln Survivorship                                            MFS Utilities Series
                                        Variable Universal Life


  Lincoln Life Variable Annuity    |X|  Lincoln ChoicePlus                        Initial            MFS Emerging Growth Series
            Account N              |X|  Lincoln Choice Plus Access                Service             MFS Total Return Series
                                   |X|  Lincoln ChoicePlus Bonus                  Service               MFS Utilities Series
                                                                                                        MFS Research Series



      Lincoln Life Flexible        |X|  Corporate Specialty Markets               Initial             MFS Total Return Series
      Premium Variable Life             COLI Product (CVUL)                                            MFS Utilities Series
        Separate Account S                                                                         FS Capital Opportunities Series
                                                                                                        MFS Research Series
---------------------------------  ------------------------------------ -------------------------- -------------------------------

                                  AMENDMENT TO
                                   SCHEDULE A
                               AS OF JULY 15, 2001


                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT





            NAME OF SEPARATE
            ACCOUNT AND DATE                  POLICIES FUNDED                   SHARE CLASS                        PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS        BY SEPARATE ACCOUNT          (INITIAL OR SERVICE CLASS)          APPLICABLE TO POLICIES
--------------------------------------------------------------------------------------------------------------------------------

            Lincoln National                Multifund 1,2,3,4,5                   Initial            MFS Capital Opportunities
            Variable Annuity                                                                         MFS Emerging Growth
               Account C                                                                             MFS Total Return
                                                                                                     MFS Utilities

            Lincoln National                GVA I, II, III                        Initial            MFS Capital Opportunities
            Variable Annuity                                                                         MFS Emerging Growth
               Account L                                                                             MFS Total Return
                                                                                                     MFS Utilities

         Lincoln Life Flexible              VUL I                                 Initial            MFS Emerging Growth
         Premium Variable Life                                                                       MFS Total Return
               Account M                                                                             MFS Utilities

         Lincoln Life Flexible              LVUL(CV)                              Initial            MFS Capital Opporunities
         Premium Variable Life              LVUL(DB)                                                 MFS Emerging Growth
               Account M                    LVUL(CV2)                                                MFS Total Return
                                            Money Guard                                              MFS Utilities

     Lincoln Life Variable Annuity          ChoicePlus                            Initial            MFS Emerging Growth
               Account N                    ChoicePlus Access                     Service            MFS Research
                                            ChoicePlus Bonus                                         MFS Total Return
                                            ChoicePlus Advance                                       MFS Utilities

     Lincoln Life Variable Annuity          ChoicePlus II                         Service            MFS Capital Opportunities
               Account N                    ChoicePlus II Access                                     MFS Emerging Growth
                                            ChoicePlus II Bonus                                      MFS Total Return
                                            ChoicePlus Advance                                       MFS Utilities

     Lincoln Life Variable Annuity          Group MultiFund                       Initial            MFS Capital Opportunities
               Account Q                                                                             MFS Emerging Growth
                                                                                                     MFS Total Return
                                                                                                     MFS Utilities

 Lincoln Life Flexible Premium Variable     SVUL I                                Initial            MFS Emerging Growth
             Life Separate                  LSVUL                                                    MFS Total Return
               Account R                                                                             MFS Utilities

                                       1


            NAME OF SEPARATE
            ACCOUNT AND DATE                   POLICIES FUNDED                   SHARE CLASS                       PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT         (INITIAL OR SERVICE CLASS)          APPLICABLE TO POLICIES
----------------------------------------------------------------------------------------------------------------------------------
     Lincoln Life Flexible Premium          LSVUL II                               Initial           MFS Capital Opportunities
         Variable Life Separate                                                                      MFS Emerging Growth
               Account R                                                                             MFS Total Return
                                                                                                     MFS Utilities

     Lincoln Life Flexible                  LCVUL                                  Initial           MFS Capital Opportunities
     Premium Variable Life                  LCVUL III                                                MFS Emerging Growth
           Account S                                                                                 MFS Research
                                                                                                     MFS Total Return
                                                                                                     MFS Utilities

     Lincoln Life Variable Annuity          New Directions Core                    Service           MFS Capital Opportunities
               Account W                    New Directions Access                                    MFS Emerging Growth
                                            New Directions Access 4                                  MFS Utilities

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT




              NAME OF SEPARATE
              ACCOUNT AND DATE                     POLICIES FUNDED               SHARE CLASS                       PORTFOLIOS
     ESTABLISHED BY BOARD OF DIRECTORS           BY SEPARATE ACCOUNT      (INITIAL OR SERVICE CLASS)         APPLICABLE TO POLICIES
--------------------------------------------------------------------------------------------------------------------------------
  Lincoln National Life Insurance Company         Director                         Initial           MFS Emerging Growth
            Separate Account 65

  Lincoln National Life Insurance Company         Director                         Initial           MFS Capital Opportunities
            Separate Account 66

  Lincoln National Life Insurance Company         Director                         Initial           MFS Utilities Series
            Separate Account 67




         IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 By its authorized officer,


Date:                            By:/s/Steven M. Kluever
      ---------------------          -------------------------------------------
                                 Name:Steven M. Kluever
                                 Title:Second Vice Presidnet


                                 MFS VARIABLE INSURANCE TRUST,
                                 ON BEHALF OF THE PORTFOLIOS
                                 By its authorized officer and not individually,


Date:                            By:/s/James R. Bordewick, Jr.
      ---------------------          -------------------------------------------
                                 Name:James R. Bordewick, Jr.
                                 Title:Assistant Secretary


                                 MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                 By its authorized officer,


Date:                            By:/s/Arnold D. Scott
      ---------------------          -------------------------------------------
                                 Name:Arnold D. Scott
                                 Title:Senior Executive Vice President

                                  AMENDMENT TO
                                   SCHEDULE A
                                AS OF MAY 1, 2003

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

            NAME OF SEPARATE
            ACCOUNT AND DATE                        POLICIES FUNDED                SHARE CLASS                  PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS              BY SEPARATE ACCOUNT       (INITIAL OR SERVICE CLASS)    APPLICABLE TO POLICIES
------------------------------------------------------------------------------------------------------------------------------------
Lincoln National Variable Annuity         Multifund 1,2,3,4,5                        Initial           MFS Capital Opportunities
Account C                                                                                              MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln National Variable Annuity         GVA I, II, III                             Initial           MFS Capital Opportunities
Account L                                                                                              MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities
Lincoln Life Flexible Premium Variable    VUL I                                      Initial           MFS Emerging Growth
Life Account M                                                                                         MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium Variable    LVUL(CV)                                   Initial           MFS Capital Opporunities
Life Account M                            LVUL(DB)                                                     MFS Emerging Growth
                                          LVUL(CV)-II                                                  MFS Total Return
                                          LVUL(CV)-III                                                 MFS Utilities
                                          LVUL(DB)-II
                                          Money Guard

Lincoln Life Variable Annuity             ChoicePlus                                 Initial           MFS Emerging Growth
Account N                                 ChoicePlus Access                                            MFS Total Return
                                          ChoicePlus Bonus                                             MFS Utilities
                                                                                     Service           MFS Capital Opportunities

Lincoln Life Variable Annuity             ChoicePlus II                              Service           MFS Capital Opportunities
Account N                                 ChoicePlus II Access                                         MFS Emerging Growth
                                          ChoicePlus II Bonus                                          MFS Total Return
                                          ChoicePlus II Advance                                        MFS Utilities

Lincoln Life Variable Annuity             ChoicePlus Assurance (B Share)             Service           MFS Capital Opportunities
Account N                                 ChoicePlus Assurance (C Share)                               MFS Emerging Growth
                                          ChoicePlus Assurance (L Share)                               MFS Total Return
                                          ChoicePlus Assurance (Bonus)                                 MFS Utilities

            NAME OF SEPARATE
            ACCOUNT AND DATE                        POLICIES FUNDED                SHARE CLASS                  PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS              BY SEPARATE ACCOUNT       (INITIAL OR SERVICE CLASS)    APPLICABLE TO POLICIES
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Life Variable Annuity             Group MultiFund                            Initial           MFS Capital Opportunities
Account Q                                                                                              MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium Variable    SVUL I                                     Initial           MFS Emerging Growth
Life Separate Account R                   LSVUL                                                        MFS Total Return
                                                                                                       MFS Utilities
Lincoln Life Flexible Premium             LSVUL II                                   Initial           MFS Capital Opportunities
Variable Life Separate Account R          LSVUL III                                                    MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium Variable    LCVUL                                      Initial           MFS Capital Opportunities
Life Account S                            LCVUL III                                                    MFS Emerging Growth
                                          Lincoln Corporate Variable 4                                 MFS Research
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Variable Annuity             SEI                                        Service           MFS Capital Opportunities
Account T                                 SEI Select                                                   MFS Emerging Growth
                                                                                                       MFS Total Return

Lincoln Life Variable Annuity             New Directions Core                        Service           MFS Capital Opportunities
Account W                                 New Directions Access                                        MFS Emerging Growth
                                          New Directions Access 4                                      MFS Utilities

Lincoln Life Flexible Premium Variable    Lincoln Corporate Variable                 Initial           MFS Capital Opportunities
Life Account Z                            Private Solutions                                            MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln National Life Insurance           Director                                   Initial           MFS Emerging Growth
  Company Separate Account 65

Lincoln National Life Insurance           Director                                   Initial           MFS Capital Opportunities
  Company Separate Account 66

Lincoln National Life Insurance           Director                                   Initial           MFS Utilities Series
  Company Separate Account 67

     IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              By its authorized officer,


Date:  11/13/03               By:   /s/ Rise C. M. Taylor
     ------------                -----------------------------------------------
                              Name: Rise C. M. Taylor
                              Title: Vice President


                              MFS VARIABLE INSURANCE TRUST,
                              ON BEHALF OF THE PORTFOLIOS
                              By its authorized officer and not individually,


Date:  11/11/03               By:   /s/ James R. Bordewick, Jr.
     ------------                -----------------------------------------------
                              Name: James R. Bordewick, Jr.
                              Title: Assistant Secretary


                              MASSACHUSETTS FINANCIAL SERVICES COMPANY
                              By its authorized officer,


Date:  11/11/03               By:   /s/ Stephen E. Cavan
     ------------                -----------------------------------------------
                              Name: Stephen E. Cavan
                              Title: Senior Vice President

                                  AMENDMENT TO
                                   SCHEDULE A
                              AS OF JANUARY 1, 2005

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

         NAME OF SEPARATE
         ACCOUNT AND DATE                       POLICIES FUNDED                   SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS             BY SEPARATE ACCOUNT          (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
------------------------------------------------------------------------------------------------------------------------------------
Lincoln National Variable Annuity      Multi-Fund(R) 1,2,3,4,5                       Initial           MFS Capital Opportunities
Account C                                                                                              MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

                                       Multi-Fund(R) Select                          Service           MFS Utilities
                                       (effective 7/1/04)

Lincoln National Variable Annuity      GVA I, II, III                                Initial           MFS Capital Opportunities
Account L                                                                                              MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium          VUL I                                         Initial           MFS Emerging Growth
Variable Life Account M                                                                                MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium          LVUL(CV)                                      Initial           MFS Capital Opporunities
Variable Life Account M                LVUL(DB)                                                        MFS Emerging Growth
                                       LVUL(CV) II                                                     MFS Total Return
                                       LVUL(CV) III                                                    MFS Utilities
                                       LVUL(CV) (IV) (effective 10/27/04)
                                       LVUL(DB)-II
                                       LVUL(DB) IV (effective 10/27/04)
                                       Money Guard
                                       VUL(ONE) (effective 5/3/04)
                                       Momentum VUL(ONE)
                                         (effective 7/1/04)

Lincoln Life Variable Annuity          ChoicePlus                                    Initial           MFS Emerging Growth
Account N                              ChoicePlus Access                                               MFS Total Return
                                       ChoicePlus Bonus                                                MFS Utilities
                                                                                     Service           MFS Capital Opportunities

Lincoln Life Variable Annuity          ChoicePlus II                                 Service           MFS Capital Opportunities
Account N                              ChoicePlus II Access                                            MFS Emerging Growth
                                       ChoicePlus II Bonus                                             MFS Total Return
                                       ChoicePlus II Advance                                           MFS Utilities

Lincoln Life Variable Annuity          ChoicePlus Assurance (B Share )               Service           MFS Capital Opportunities
Account N                              ChoicePlus Assurance (C Share )                                 MFS Emerging Growth
                                       ChoicePlus Assurance (L Share )                                 MFS Total Return
                                       ChoicePlus Assurance (Bonus )                                   MFS Utilities
                                       Momentum Income Option
                                           (effective 1/1/2005)

         NAME OF SEPARATE
         ACCOUNT AND DATE                       POLICIES FUNDED                   SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS             BY SEPARATE ACCOUNT          (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Life Variable Annuity          Group MultiFund                               Initial           MFS Capital Opportunities
Account Q                                                                                              MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium          SVUL I                                        Initial           MFS Emerging Growth
Variable Life Separate Account R       LSVUL                                                           MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium          LSVUL II                                      Initial           MFS Capital Opportunities
Variable Life Separate Account R       LSVUL III                                                       MFS Emerging Growth
                                       LSVUL IV (effective 7/23/04)                                    MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Flexible Premium          LCVUL                                         Initial           MFS Capital Opportunities
Variable Life Account S                LCVUL III                                                       MFS Emerging Growth
                                       Lincoln Corporate Variable 4                                    MFS Research
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

Lincoln Life Variable Annuity          SEI                                           Service           MFS Capital Opportunities
Account T                              SEI Select                                                      MFS Emerging Growth
                                                                                                       MFS Total Return

Lincoln Life Variable Annuity          New Directions Core                           Service           MFS Capital Opportunities
Account W                              New Directions Access                                           MFS Emerging Growth
                                       New Directions Access 4                                         MFS Utilities

Lincoln Life Flexible Premium          Lincoln Corporate Variable                    Initial           MFS Capital Opportunities
Variable Life Account Z                Private Solutions                                               MFS Emerging Growth
                                                                                                       MFS Total Return
                                                                                                       MFS Utilities

  Lincoln National Life Insurance      Director                                      Initial           MFS Emerging Growth
   Company Separate Account 65

  Lincoln National Life Insurance      Director                                      Initial           MFS Capital Opportunities
   Company Separate Account 66

  Lincoln National Life Insurance      Director                                      Initial           MFS Utilities Series
   Company Separate Account 67

     IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                By its authorized officer,


Date:  1/12/05                  By:    /s/ Peter L. Witkewiz
     --------------                ----------------------------------------
                                Name:  Peter L. Witkewiz
                                Title: Vice President


                                MFS VARIABLE INSURANCE TRUST,
                                ON BEHALF OF THE PORTFOLIOS
                                By its authorized officer and not individually,


Date:  1/4/05                   By:    /s/ James R. Bordewick, Jr.
     --------------                ----------------------------------------
                                Name:  James R. Bordewick, Jr.
                                Title: Assistant Secretary


                                MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                By its authorized officer,


Date:  1/4/05                   By:    /s/ Jeffrey N. Carp
     --------------                ----------------------------------------
                                Name:  Jeffery N. Carp
                                Title: Senior Vice President & General Counsel

[MFS(SM) LOGO]

                            INVESTMENT MANAGEMENT(R)

                            MFS INVESTMENT MANAGEMENT
              500 Boylston Street, Boston, Massachusetts 02116-3741


December 7, 2005

Ms. Karen Putman
Lincoln National Life Insurance Co
1300 South Clinton St
Fort Wayne, IN 46802-3518

Dear Ms. Karen Putman:

The purpose of this letter is to amend each Participation Agreement among Massachusetts Financial Services Company ("MFS"), MFS Variable Insurance Trust ("VIT") and each of the insurance companies listed on the attached Appendix (each, a "Company"), made and entered into as of the dates listed on the Appendix (each, an "Agreement"). The amendment will enable VIT (i) to sell its shares to additional qualified parties, including funds-of-funds operated by certain insurance companies ("Funds-of-Funds"); and (ii) to make in-kind redemptions.

Each Agreement currently permits VIT shares to be sold only to insurance companies and their separate accounts and qualified pension and retirement plans (as well as MFS and its affiliates). MFS and VIT intend to amend the Agreement to allow sales of VIT shares to any other person or plan to the extent such sales would not cause any Participating Insurance Company to violate the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Such an amendment would be sufficiently broad to permit sales of VIT shares to Funds-of-Funds. As such, Article I, Section 1.3 of the Agreement is amended to read as follows:

     1.3 The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans, MFS or its affiliates, and any other person or plan permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5 without impairing the ability of the Company, on behalf of its separate accounts, to consider the Shares as constituting investments of the separate accounts for the purpose of satisfying the diversification requirements of Section 8l7(h). The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

Currently, each Agreement provides only for cash redemptions. This amendment to the Agreement will permit VIT to make in-kind redemptions in addition to cash redemptions, to the extent permitted by law and as described in the VIT Prospectus. The amendment is principally intended to permit in-kind redemptions in the event of large-scale redemptions, such as those in connection with substitutions. As such, Article I, Section 1.4 of the Agreement is amended to read as follows:

     1.4. The Trust agrees to redeem for cash or, to the extent permitted by applicable law, in-kind, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners prior to the close of regular trading on the NYSE on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:00 a.m. New York time on the next following Business Day.

Except as modified and amended above, each Agreement is hereby ratified and confirmed in full force and effect accordance with its terms. All capitalized terms not defined in this letter shall have the meanings ascribed to them in the Agreement.

Please indicate your acceptance of these amendments by having the enclosed copies of this letter signed where indicated below by an appropriate officer of each Company and return an executed copy at your earliest convenience.

Should you have any questions regarding these amendments, please contact Erik Lindahl, Vice President-Business Support & Development, at 617.954.5594 or Megan Johnson, Counsel, at 617.954.5843.

                                          Very truly yours,

                                          MASSACHUSETTS FINANCIAL SERVICES
                                          COMPANY
                                          By its authorized  officer,

                                          /s/ Martin E. Beaulieu
                                          ----------------------
                                          Martin E. Beaulieu
                                          Executive Vice President and
                                          Director of Global Distribution

                                          MFS VARIABLE INSURANCE TRUST
                                          ON BEHALF OF THE PORTFOLIOS
                                          By its authorized officer
                                          and not individually.

                                          /s/ Jeffrey N Carp
                                          ------------------
                                          Jeffrey N Carp, Secretary

Accepted by:

LINCOLN NATIONAL LIFE INSURANCE COMPANY   LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                          YORK

By: /s/ RISE' CM TAYLOR                   By: /s/ RISE' CM TAYLOR
    -------------------                       ------------------
    Name:  RISE' CM TAYLOR                Name:  RISE' CM TAYLOR
    Title: VICE PRESIDENT                 Title: SECOND VICE PRESIDENT

                                    APPENDIX

NAME OF PARTICIPATING INSURANCE COMPANY          DATE OF PARTICIPATION AGREEMENT
---------------------------------------          -------------------------------
Lincoln National Life Insurance Company                  May 22, 1998

Lincoln Life & Annuity Company of New York               June 1, 2000

                                  AMENDMENT TO
                                   SCHEDULE A
                               AS OF APRIL 1, 2006

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

        NAME OF SEPARATE
        ACCOUNT AND DATE                    POLICIES FUNDED                    SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT          (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
-----------------------------------------------------------------------------------------------------------------------------
Lincoln National Variable Annuity   Multi-Fund(R) 1,2,3,4,5                      Initial            MFS Capital Opportunities
Account C                                                                                           MFS Emerging Growth
                                                                                                    MFS Total Return
                                                                                                    MFS Utilities

                                    Multi-Fund(R) Select                         Service            MFS Utilities
                                    (effective 7/1/04)
Lincoln National Variable Annuity   GVA I, II, III                               Initial            MFS Capital Opportunities
Account L                                                                                           MFS Emerging Growth
                                                                                                    MFS Total Return
                                                                                                    MFS Utilities

Lincoln Life Flexible Premium       VUL I                                        Initial            MFS Emerging Growth
Variable Life Account M                                                                             MFS Total Return
                                                                                                    MFS Utilities

Lincoln Life Flexible Premium       LVUL(CV)                                     Initial            MFS Capital Opporunities
Variable Life Account M             LVUL(DB)                                                        MFS Emerging Growth
                                    LVUL(CV) II                                                     MFS Total Return
                                    LVUL(CV)III                                                     MFS Utilities
                                    LVUL(CV) IV (effective 10/27/04)
                                    LVUL(DB)-II
                                    LVUL(DB) IV (effective 10/27/04)
                                    Money Guard
                                    VUL(ONE) (effective 5/3/04)
                                    Momentum VUL(ONE)
                                       (effective 7/1/04)

Lincoln Life Variable Annuity       ChoicePlus                                   Initial            MFS Emerging Growth
Account N                           ChoicePlus Access                                               MFS Total Return
                                    ChoicePlus Bonus                                                MFS Utilities
                                                                                 Service            MFS Capital Opportunities

Lincoln Life Variable Annuity       ChoicePlus II                                Service            MFS Capital Opportunities
Account N                           ChoicePlus II Access                                            MFS Emerging Growth
                                    ChoicePlus II Bonus                                             MFS Total Return
                                    ChoicePlus II Advance                                           MFS Utilities

Lincoln Life Variable Annuity       ChoicePlus Assurance (B Share)               Service            MFS Capital Opportunities
Account N                           ChoicePlus Assurance (C Share)                                  MFS Emerging Growth
                                    ChoicePlus Assurance (L Share)                                  MFS Total Return
                                    ChoicePlus Assurance (Bonus)                                    MFS Utilities
                                    Momentum Income Option
                                       (effective 1/1/2005)

         NAME OF SEPARATE
         ACCOUNT AND DATE                   POLICIES FUNDED                   SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT         (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
----------------------------------------------------------------------------------------------------------------------------
Lincoln Life Variable Annuity       Group MultiFund                             Initial            MFS Capital Opportunities
Account Q                                                                                          MFS Emerging Growth
                                                                                                   MFS Total Return
                                                                                                   MFS Utilities

Lincoln Life Flexible Premium       SVUL I                                      Initial            MFS Emerging Growth
Variable Life Separate Account R    LSVUL                                                          MFS Total Return
                                                                                                   MFS Utilities

Lincoln Life Flexible Premium       LSVUL II                                    Initial            MFS Capital Opportunities
Variable Life Separate Account R    LSVUL III                                                      MFS Emerging Growth
                                    LSVUL IV (effective 7/23/04)                                   MFS Total Return
                                                                                                   MFS Utilities

Lincoln Life Flexible Premium       LCVUL                                       Initial            MFS Capital Opportunities
Variable Life Account S             LCVUL III                                                      MFS Emerging Growth
                                    Lincoln Corporate Variable 4                                   MFS Research
                                                                                                   MFS Total Return
                                                                                                   MFS Utilities

Lincoln Life Variable Annuity       SEI                                         Service            MFS Capital Opportunities
Account T                           SEI Select                                                     MFS Emerging Growth
                                                                                                   MFS Total Return

Lincoln Life Variable Annuity       New Directions Core                         Service            MFS Capital Opportunities
Account W                           New Directions Access                                          MFS Emerging Growth
                                    New Directions Access 4                                        MFS Utilities

Lincoln Life Flexible Premium       Lincoln Corporate Variable                  Initial            MFS Capital Opportunities
Variable Life Account Z             Private Solutions                                              MFS Emerging Growth
                                                                                                   MFS Total Return
                                                                                                   MFS Utilities

Lincoln National Life Insurance     Director                                    Initial            MFS Emerging Growth
Company Separate Account 65

Lincoln National Life Insurance     Director                                    Initial            MFS Capital Opportunities
Company Separate Account 66

Lincoln National Life Insurance     Director                                    Initial            MFS Utilities Series
Company Separate Account 67

Lincoln Life Separate Account 4k    Lincoln American Legacy                     Service            MFS Research
                                    Retirement Group Variable                                         International Series
                                    Annuity                                                        MFS Total Return

     IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY
                                        By its authorized officer,


Date: 4/3/06                            By: /s/ Rise C.M. Taylor
                                            ------------------------------------
                                        Name: Rise C.M. Taylor
                                        Title: Vice President


                                        MFS VARIABLE INSURANCE TRUST,
                                        ON BEHALF OF THE PORTFOLIOS
                                        By its authorized officer and not
                                        individually,


Date: 4/3/06                            By: /s/ Susan S. Newton
                                            ------------------------------------
                                        Name: Susan S. Newton
                                        Title: Assistant Secretary


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        By its authorized officer,


Date: 4/3/06                            By: /s/ Robert J. Manning
                                            ------------------------------------
                                        Name: Robert J. Manning
                                        Title: President and Chief Executive
                                               Officer

                                  AMENDMENT TO
                                   SCHEDULE A
                                AS OF MAY 1, 2006

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

         NAME OF SEPARATE
         ACCOUNT AND DATE                   POLICIES FUNDED                  SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT        (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
---------------------------------------------------------------------------------------------------------------------------
Lincoln National Variable Annuity   Multi-Fund(R) 1,2,3,4,5                    Initial            MFS Capital Opportunities
Account C                                                                                         MFS Emerging Growth
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

                                    Multi-Fund(R) Select                       Service            MFS Utilities

Lincoln National Variable Annuity   GVA I, II, III                             Initial            MFS Capital Opportunities
Account L                                                                                         MFS Emerging Growth
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium        VUL I                                     Initial            MFS Emerging Growth
Variable Life Account M                                                                           MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       VUL(CV)                                    Initial            MFS Capital Opporunities
Variable Life Account M             VUL(DB)                                                       MFS Emerging Growth
                                    VUL(CV) II                                                    MFS Total Return
                                    VUL(CV)III                                                    MFS Utilities
                                    VUL(CV) IV
                                    VUL(DB)-II
                                    VUL(DB) IV
                                    Money Guard
                                    VUL(ONE)
                                    Momentum VUL(ONE)

Lincoln Life Variable Annuity       ChoicePlus                                 Initial            MFS Emerging Growth
Account N                           ChoicePlus Access                                             MFS Total Return
                                    ChoicePlus Bonus                                              MFS Utilities
                                                                               Service            MFS Capital Opportunities

Lincoln Life Variable Annuity       ChoicePlus II                              Service            MFS Capital Opportunities
Account N                           ChoicePlus II Access                                          MFS Emerging Growth
                                    ChoicePlus II Bonus                                           MFS Total Return
                                    ChoicePlus II Advance                                         MFS Utilities

Lincoln Life Variable Annuity       ChoicePlus Assurance (B Share)             Service            MFS Capital Opportunities
Account N                           ChoicePlus Assurance (C Share)                                MFS Emerging Growth
                                    ChoicePlus Assurance (L Share)                                MFS Total Return
                                    ChoicePlus Assurance (Bonus)                                  MFS Utilities
                                    Momentum Income Option

         NAME OF SEPARATE
         ACCOUNT AND DATE                   POLICIES FUNDED                  SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT        (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
---------------------------------------------------------------------------------------------------------------------------
Lincoln Life Variable Annuity       MultiFund(R) Group                         Initial            MFS Capital Opportunities
Account Q                                                                                         MFS Emerging Growth
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       SVUL I                                     Initial            MFS Emerging Growth
Variable Life Separate Account R    SVUL                                                          MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       SVUL II                                    Initial            MFS Capital Opportunities
Variable Life Separate Account R    SVUL III                                                      MFS Emerging Growth
                                    SVUL IV                                                       MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       SVULONE                                    Initial            MFS Total Return
Variable Life Separate Account R    Momentum SVULONE                                              MFS Utilities

Lincoln Life Flexible Premium       CVUL                                       Initial            MFS Capital Opportunities
Variable Life Account S             CVUL III                                                      MFS Emerging Growth
                                    Lincoln Corporate Variable 4                                  MFS Research
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       Lincoln Corporate Variable 5               Initial            MFS Total Return
Variable Life Account S                                                                           MFS Utilities

Lincoln Life Variable Annuity       IVA (formerly SEI)                         Service            MFS Capital Opportunities
Account T                           IVA (formerly SEI Select)                                     MFS Emerging Growth
                                                                                                  MFS Total Return

Lincoln Life Variable Annuity       New Directions Core                        Service            MFS Capital Opportunities
Account W                           New Directions Access                                         MFS Emerging Growth
                                    New Directions Access 4                                       MFS Utilities

Lincoln Life Flexible Premium       Lincoln Corporate Variable                 Initial            MFS Capital Opportunities
Variable Life Account Z             Private Solutions                                             MFS Emerging Growth
                                                                                                  MFS Investors Trust
                                                                                                  MFS Research
                                                                                                  MFS Strategic Income
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln National Life Insurance     Director                                   Initial            MFS Emerging Growth
Company Separate Account 65

Lincoln National Life Insurance     Director                                   Initial            MFS Capital Opportunities
Company Separate Account 66

Lincoln National Life Insurance     Director                                   Initial            MFS Utilities Series
Company Separate Account 67

Lincoln Life Separate Account 4k    Lincoln American Legacy                    Service            MFS Research
                                    Retirement Group Variable                                        International Series
                                    Annuity                                                       MFS Total Return

     IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY
                                        By its authorized officer,


Date: 7/31/06                           By: /s/ Kelly D. Clevenger
                                            ------------------------------------
                                        Name: Kelly D. Clevenger
                                        Title: Vice President


                                        MFS VARIABLE INSURANCE TRUST,
                                        ON BEHALF OF THE PORTFOLIOS
                                        By its authorized officer and not
                                        individually,


Date: 7/27/06                           By: /s/ Susan S. Newton
                                            ------------------------------------
                                        Name: Susan S. Newton
                                        Title: Assistant Secretary


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        By its authorized officer,


Date: 7/27/06                           By: /s/ Robert J. Manning
                                            ------------------------------------
                                        Name: Robert J. Manning
                                        Title: President and Chief Executive
                                               Officer

                                  AMENDMENT TO
                                   SCHEDULE A
                              AS OF OCTOBER 1, 2006

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

         NAME OF SEPARATE
         ACCOUNT AND DATE                   POLICIES FUNDED                  SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT        (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
---------------------------------------------------------------------------------------------------------------------------
Lincoln National Variable Annuity   Multi-Fund(R) 1,2,3,4,5                    Initial            MFS Capital Opportunities
Account C                                                                                         MFS Emerging Growth
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

                                    Multi-Fund(R) Select                       Service            MFS Utilities

Lincoln National Variable Annuity   GVA I, II, III                             Initial            MFS Capital Opportunities
Account L                                                                                         MFS Emerging Growth
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium        VUL I                                     Initial            MFS Emerging Growth
Variable Life Account M                                                                           MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       VUL(CV)                                    Initial            MFS Capital Opporunities
Variable Life Account M             VUL(DB)                                                       MFS Emerging Growth
                                    VUL(CV) II                                                    MFS Total Return
                                    VUL(CV)III                                                    MFS Utilities
                                    VUL(CV) IV
                                    VUL(DB)-II
                                    VUL(DB) IV
                                    Money Guard
                                    VUL(ONE)
                                    Momentum VUL(ONE)

Lincoln Life Variable Annuity       ChoicePlus                                 Initial            MFS Emerging Growth
Account N                           ChoicePlus Access                                             MFS Total Return
                                    ChoicePlus Bonus                                              MFS Utilities
                                                                               Service            MFS Capital Opportunities

Lincoln Life Variable Annuity       ChoicePlus II                              Service            MFS Capital Opportunities
Account N                           ChoicePlus II Access                                          MFS Emerging Growth
                                    ChoicePlus II Bonus                                           MFS Total Return
                                    ChoicePlus II Advance                                         MFS Utilities

Lincoln Life Variable Annuity       ChoicePlus Assurance (B Share)             Service            MFS Capital Opportunities
Account N                           ChoicePlus Assurance (C Share)                                MFS Emerging Growth
                                    ChoicePlus Assurance (L Share)                                MFS Total Return
                                    ChoicePlus Assurance (Bonus)                                  MFS Utilities
                                    Momentum Income Option
                                    ChoicePlus Assurance (A Share)

         NAME OF SEPARATE
         ACCOUNT AND DATE                   POLICIES FUNDED                  SHARE CLASS                  PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS         BY SEPARATE ACCOUNT        (INITIAL OR SERVICE CLASS)     APPLICABLE TO POLICIES
---------------------------------------------------------------------------------------------------------------------------
Lincoln Life Variable Annuity       ChoicePlus Design                          Service            MFS Total Return
Account N                                                                                         MFS Utilities

Lincoln Life Variable Annuity       MultiFund(R) Group                         Initial            MFS Capital Opportunities
Account Q                                                                                         MFS Emerging Growth
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       SVUL I                                     Initial            MFS Emerging Growth
Variable Life Separate Account R    SVUL                                                          MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       SVUL II                                    Initial            MFS Capital Opportunities
Variable Life Separate Account R    SVUL III                                                      MFS Emerging Growth
                                    SVUL IV                                                       MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       SVUL(ONE)                                  Initial            MFS Total Return
Variable Life Separate Account R    Momentum SVUL(ONE)                                            MFS Utilities

Lincoln Life Flexible Premium       CVUL                                       Initial            MFS Capital Opportunities
Variable Life Account S             CVUL III                                                      MFS Emerging Growth
                                    Lincoln Corporate Variable 4                                  MFS Research
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln Life Flexible Premium       Lincoln Corporate Variable 5               Initial            MFS Total Return
Variable Life Account S                                                                           MFS Utilities

Lincoln Life Variable Annuity       IVA (formerly SEI)                         Service            MFS Capital Opportunities
Account T                           IVA (formerly SEI Select)                                     MFS Emerging Growth
                                                                                                  MFS Total Return

Lincoln Life Variable Annuity       New Directions Core                        Service            MFS Capital Opportunities
Account W                           New Directions Access                                         MFS Emerging Growth
                                    New Directions Access 4                                       MFS Utilities

Lincoln Life Flexible Premium       Lincoln Corporate Variable                 Initial            MFS Capital Opportunities
Variable Life Account Z             Private Solutions                                             MFS Emerging Growth
                                                                                                  MFS Investors Trust
                                                                                                  MFS Research
                                                                                                  MFS Strategic Income
                                                                                                  MFS Total Return
                                                                                                  MFS Utilities

Lincoln National Life Insurance     Director                                   Initial            MFS Emerging Growth
Company Separate Account 65

Lincoln National Life Insurance     Director                                   Initial            MFS Capital Opportunities
Company Separate Account 66

Lincoln National Life Insurance     Director                                   Initial            MFS Utilities Series
Company Separate Account 67

Lincoln Life Separate Account 4k    Lincoln American Legacy                    Service            MFS Research
                                    Retirement Group Variable                                        International Series
                                    Annuity                                                       MFS Total Return

     IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 By its authorized officer,


Date: 10/11/06                   By: /s/ Kelly D. Clevenger
                                     -------------------------------------------
                                 Name:  Kelly D. Clevenger
                                 Title: Vice President


                                 MFS VARIABLE INSURANCE TRUST,
                                 ON BEHALF OF THE PORTFOLIOS
                                 By its authorized officer and not individually,


Date: 10/1/06                    By: /s/ Susan S. Newton
                                     -------------------------------------------
                                 Name:  Susan S. Newton
                                 Title: Assistant Secretary


                                 MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                 By its authorized officer,


Date: 10/1/06                    By: /s/ Robert J. Manning
                                     -------------------------------------------
                                 Name:  Robert Manning
                                 Title: President

May 10, 2007

VIA Federal Express

MFS Variable Insurance Trust
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
Attn: Tim Fagan

Re:  Notice of Change of Principal Underwriter

To our valued business partner:

MFS Variable Insurance Trust, Massachusetts Financial Services Company and The Lincoln National Life Insurance Company ("Lincoln") are parties to an Amended and Restated Participation Agreement (the "Agreement") dated June 30, 2000.

Effective May 1, 2007, Lincoln Financial Distributors, Inc., a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., assumed the role of principal underwriter with respect to the Policies listed in Schedule A of the Agreement.

Lincoln requests that you provide acknowledgement of this letter by signing below and returning one executed original letter to Mary Jo Ardington, 1300
S. Clinton Street, Fort Wayne, IN 46802. Thank you for your prompt attention to this matter. If you have any questions, please feel free to contact Mary Jo Ardington at 260-455-3917.

Sincerely,

/s/ Kelly D. Clevenger
---------------------------
Kelly D. Clevenger
Vice President


ACKNOWLEDGED and AGREED:

MASSACHUSETTS FINANCIAL SERVICES            MFS(R) VARIABLE INSURANCE TRUST(SM)
COMPANY

By:    /s/ Robert J. Manning                By:    /s/ Susan S. Newton
   -----------------------------                  -----------------------------

Name:  Robert J. Manning                    Name:  Susan S. Newton
     ---------------------------                  -----------------------------

Title: President                            Title: Senior Vice President
      --------------------------                  -----------------------------

Date:  October 1, 2007                      Date:  October 1, 2007
     ---------------------------                 ------------------------------

                             AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT
                                    AMONG
                         MFS VARIABLE INSURANCE TRUST,
                        MFS VARIABLE INSURANCE TRUST II,
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                     AND
                         MFS FUND DISTRIBUTORS, INC.

THIS AGREEMENT, made and entered into this 1st day of January, 2011, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the
"Trust I"), MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the "Trust II") (Trust I and Trust II each referred to, individually, as the "Trust" and, collectively, as the "Trusts"), LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (the "Company") on its own behalf and on behalf of each of the segregated asset accounts set forth in Schedule B hereto, as may be amended from time to time (the "Accounts"), and MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation. This Agreement shall amend and supersede the Participation Agreement, dated June 1, 2000, as amended, by and among MFS Variable Insurance Trust, the Company and Massachusetts Financial Services Company ("MFS").

     WHEREAS, each Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, shares of beneficial interest of each Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

     WHEREAS, certain series of shares of each Trust are divided into two separate share classes, an Initial Class and a Service Class, and the Trust on behalf of the Service Class has adopted a Rule 12b-1 plan under the 1940 Act pursuant to which the Service Class pays a distribution fee;

     WHEREAS, the series of shares of each Trust (each, a "Portfolio," and, collectively, the "Portfolios") and the classes of shares of those Portfolios (the "Shares") offered by each Trust to the Company and the Accounts are set forth on Schedule A attached hereto;

     WHEREAS, MFD is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (the "FINRA");

     WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

     WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

     WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

     WHEREAS, Massachusetts Financial Services Company ("MFS") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is each Trust's investment adviser; and

     WHEREAS, Lincoln Financial Distributors, Inc. ("LFD"), the underwriter for the Policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a Connecticut Corporation; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase the Shares of the Portfolios as specified in Schedule A attached hereto on behalf of the Accounts to fund the Policies, and the Trusts intend to sell such Shares to the Accounts at net asset value; and

     NOW, THEREFORE, in consideration of their mutual promises, each Trust, MFD, and the Company agree as follows:

     ARTICLE I. SALE OF TRUST SHARES

1.1. Each Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders prior to the pricing time set forth in the applicable Portfolio's prospectus, E.G., the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of each Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by each Trust; PROVIDED that such Trust receives notice of such orders by 9:00 a m. New York time on the next following Business Day. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC. The Company will ensure that orders for transactions in Shares by Policy owners comply with each Portfolio's prospectus (including statement of additional information) restrictions with respect to purchases, redemptions and exchanges. The Company will not engage in, authorize or facilitate market timing or late trading in Shares and will take all reasonable steps necessary to identify and prevent market timing and late trading in Shares by Policyholders.

1.2. Each Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and each Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the relevant Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

1.3. Each Trust and MFD agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFD or its affiliates (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFD or its affiliates, and any other person or plan permitted to hold shares of such Trust pursuant to Treasury Regulation 1.817-5 without impairing the ability of the Company, on behalf of its separate accounts, to consider the Shares as constituting investments of the separate accounts for the purpose of satisfying the diversification requirements of Section 817(h). Each Trust and MFD or its affiliates will not sell such Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to such Trust or its agents.

1.4. Each Trust agrees to redeem for cash or, to the extent permitted by applicable law, in-kind, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners prior to the close of regular trading on the NYSE on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by such Trust or its designee of the request for redemption. For purposes of this Section l.4, the Company shall be the designee of such Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by such Trust; provided that such Trust receives notice of such request for redemption by 9:00 a.m. New York time on the next following Business Day.

1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trusts, the Company and the relevant Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

1.6. In the event of net purchases, the Company shall use its best efforts to pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of
Section 1.1. hereof. In the event of net redemptions, each Trust shall use its best efforts to pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from each Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

1.8. Each Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. Each Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

1.9. Each Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practicable after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that such Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which such Trust takes to make the net asset value available to the Company. If such Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information ("Pricing Error") shall be rep0l1ed promptly upon discovery to the Company. Such Trust or MFD shall reimburse the Company for the reasonable, documented, out-of-pocket additional costs made to adjust the Accounts due to a Pricing Error.

1.10 Each party or its designee shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services hereunder and in making Shares available to the Policy holders. Upon the request of MFD or a Trust, the Company shall provide copies of all the historical records relating to transactions between the Portfolios and the Policy holders, written communications regarding the Portfolios to or from such Policy holders' accounts and other materials, in each case to the extent necessary for MFD or such Trust to meet its recordkeeping obligations under applicable law or regulation, including to comply with any request of a governmental body or self-regulatory organization.

ARTICLE II. CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2. The Company represents and warrants that the Policies currently are and, at the time of issuance, will be treated as life insurance, endowment or annuity contract under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFD immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

2.3. The Company represents and warrants that LFD, the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of FINRA and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and LFD will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including, without limitation, the 1933 Act, the 1934 Act, and the 1940 Act.

2.4. Each Trust and MFD represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that such Trust is and shall remain registered under the 1940 Act. Each Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. Each Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by such Trust.

2.5. MFD represents and warrants that it is a member in good standing of FINRA and is registered as a broker-dealer with the SEC. Each Trust and MFD represent that such Trust and MFD will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including, without limitation, the 1933 Act, the 1934 Act, and the 1940 Act.

2.6. Each Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

2.7. MFD, on behalf of MFS, represents and warrants that MFS, as investment adviser to the Trusts, is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trusts in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFD represents and warrants that MFS is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

2.8. No less frequently than annually, the Company shall submit to each Board such reports, material or data as such Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").

2.9. The Company acknowledges that, with respect to Service Class Shares of a Portfolio, it or its affiliate(s) may receive payments under a Trust's Rule 12b-1 plan. The Company, and not the relevant Trust, MFD nor MFS, is responsible for providing any disclosures relating to this Agreement and/or payments made to the Company to Policy owners.

ARTICLE III. PROSPECTUS AND PROXY STATEMENTS; VOTING

3.1. At least annually, each Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. Each Trust or its designee shall provide the Company with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, a Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year
(or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the relevant Trust(s) or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; such Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing

Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; PROVIDED, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that a Trust or its designee provides such Trust's prospectus in a "camera ready" or electronic file format, such Trust shall be responsible for providing the prospectus in the format in which it or MFD is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (E.G., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the relevant Trust or its designee. Each Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. Each Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

3.3. Each Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

3.5. Each Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

3.6. To the extent required by law, the Company shall:
(a) solicit voting instructions from Policy owners;

(b) vote the Shares in accordance with instructions received from Policy owners; and

(c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. Each Trust and MFD will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.

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ARTICLE IV. SALES MATERIAL AND INFORMATION

4.1. The Company shall furnish, or shall cause to be furnished, to each Trust or its designee, each piece of sales literature or other promotional material in which such Trust, MFD, any investment adviser to such Trust, or any affiliate of MFD are named, at least ten (10) Business Days prior to its use. No such material shall be used if such Trust, MFD, or their respective designees reasonably objects to such use within five (5) Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statement on behalf of any Trust, MFD, any investment adviser to any Trust, or any affiliate of MFD or concerning such Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for such Trust, or in sales literature or other promotional material approved by such Trust, MFD or their respective designees, except with the permission of the Trust, MFD or their respective designees. Each Trust, MFD or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning a Trust, MFD or any of their affiliates which is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trusts, MFD nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

4.3. Each Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least ten (10) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within five (5) Business Days after receipt of such material.

4.4. The Trusts and MFD shall not give any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The Trust and MFD may not alter any material so provided by the Company or its designee (including, without limitation, presenting or delivering such material in a different medium, E.G., electronic or internet) without the prior written consent of the Company. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFD is an underwriter or distributor of the Policies.

4.5. The Company and each Trust (or its designee in lieu of the Company or such Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to such Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and a Trust shall also each promptly inform the other of the results of any

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examination by the SEC (or other regulatory authorities) that relates to the
Policies, such Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

4.6. No party shall use any other party's names, logos, trademarks or service marks, whether registered or unregistered, without the prior written consent of such other party, or after written consent therefore has been revoked, provided that separate consent is not required under this Section 4.6 to the extent that consent to use a party's name, logo, trademark or service mark in connection with a particular piece of advertising or sales literature has previously been given by a party under Sections 4.2 and 4.4 of this Agreement. The Company shall not use in advertising, publicly or otherwise the name of the Trusts, MFD or any of their affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Trusts, MFD, or their affiliates without the prior written consent of the Trust or MFD in each instance. The Trusts and MFD shall not use in advertising, publicly or otherwise the name of the Company or any of its affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Company or its affiliates without the prior written consent of the Company in each instance.

4.7. Each Trust and MFD will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in such Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFD will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. Each Trust and MFD will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

4.8. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V. FEES AND EXPENSES

5.1. Each Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to either Trust, except that, to the extent a Trust or any Portfolio has adopted and implemented a plan pursuant to Rule 12b-l under the 1940 Act to finance distribution and for Shareholder servicing expenses, then such Trust may make payments to the Company or to the underwriter for the Policies in accordance with such plan. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one Party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to such Trust and/or to the Accounts.

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5.2. Each Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of such Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of such Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); such preparation of all statements and notices required of such Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing such Trust's prospectuses and proxy materials to owners of Policies funded by such shares and any expenses permitted to be paid or assumed by such Trust pursuant to a plan, if any, under Rule 12b-l under the 1940 Act. Such Trust shall not bear any expenses of marketing the Policies.

5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing a Trust's Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

5.4 With respect to the Service Class Shares of a Portfolio, the relevant Trust may make payments quarterly to MFD under a Portfolio's Rule 12b-l plan, and MFD may in turn use these payments to pay or reimburse the Company for expenses incurred or paid (as the case may be) by the Company attributable to Policies offered by the Company, PROVIDED that no such payment shall be made with respect to any quarterly period in excess of an amount determined from time to time by such Trust's Board of Trustees and disclosed in such Trust's prospectus. MFD shall not be required to provide any payment to the Company with respect to any quarterly period pursuant to a Trust's Rule 12b-1 plan unless and until MFD has received the corresponding payment from such Trust pursuant to the Trust's Rule l2b-1 plan. MFD shall not be required to provide any payment to the Company with respect to any quarterly period pursuant to the Trust's Rule 12b-1 plan if (i) such Trust's Rule 12b-1 plan is no longer in effect during such quarterly period; or (ii) regulatory changes result in the rescission of Rule l2b-1 or otherwise prohibit the making of such payments. Each Trust's prospectus or statement of additional information may provide further details about such payments and the provisions and terms of such Trust's Rule 12b-l plan, and the Company hereby agrees that neither such Trust, MFD nor MFS has made any representations to the Company with respect to such Trust's Rule 12b-l plan in addition to, or conflicting with, the description set forth in such Trust's prospectus.

5.5. In calculating the payments due under this Agreement, the Company agrees that it will permit MFD or its representatives to have reasonable access to its employees and records for the purposes of monitoring of the quality of the services provided hereunder, verifying the Company's compliance with the terms of this Agreement and verifying the accuracy of any information provided by the Company that forms the basis of the fee calculations. In addition, if requested by MFD, the Company will provide a certification (which may take the form of a control report or set of agreed upon standards) satisfactory to MFD that certifies the performance of the services by the Company and the accuracy of information provided by the Company.

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ARTICLE VI. DIVERSIFICATION AND RELATED LIMITATIONS

6.1. Each Trust and MFD represent and warrant that, subject to the Company's compliance with Section 2.2 of this Agreement, each Portfolio of such Trust will meet the diversification requirements of Section 817 (h)(1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio.

6.2. Each Trust and MFD represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision).

ARTICLE VII. POTENTIAL MATERIAL CONFLICTS

7.1. Each Trust agrees that the relevant Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of such Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in such Trust. The relevant Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the relevant Board, or a majority of the disinterested trustees of the relevant Board. The relevant Board will give prompt notice of any such determination to the Company.

7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trusts' exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for such Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to such Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the relevant Trust(s) or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of a Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from a Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

7.3. A majority of the disinterested trustees of the relevant Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that a Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the relevant Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the relevant Board informs the Company in writing of the foregoing determination; PROVIDED, HOWEVER, that such withdrawal and termination shall be limited to the extent required to

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remedy any such material irreconcilable conflict as detenuined by a majority of the disinterested trustees of the Board.

7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trusts and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended; and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. INDEMNIFICATION

8.1. INDEMNIFICATION BY THE COMPANY
The Company agrees to indemnify and hold harmless each Trust, MFD, any affiliates of MFD, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFD within the meaning of
Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

(a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the relevant Trust or MFD for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

(b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the relevant Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

(c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the relevant Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

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(d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

(e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;
as limited by and in accordance with the provisions of this Article VIII.

8.2. INDEMNIFICATION BY THE TRUSTS

Each Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of such Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

(a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of such Trust (or any amendment or supplement to any of the foregoing) or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, PROVIDED that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to such Trust, MFD, MFS or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for such Trust or in sales literature or other promotional material for such Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

(b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by such Trust, MFD, MFS or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of such Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

(c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of such Trust, MFD or MFS; or

(d) arise out of or result from any material breach of any representation and/or warranty made by such Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by such Trust; or

(e) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

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(f) arise as a result of any failure by such Trust to provide the services and furnish the materials under the terms of the Agreement;
as limited by and in accordance with the provisions of this Article VIII.

8.3. In no event shall any Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

8.4. Neither the Company nor any Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

8.5. Promptly after receipt by an Indemnified Party under this Section 8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Patty, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

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ARTICLE IX. APPLICABLE LAW

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. NOTICE OF FORMAL PROCEEDINGS

Each Trust, MFD, and the Company agree that each such party shall promptly notify the other parties to thiis Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the FINRA, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI. CONTROLS AND PROCEDURES

11.1. The Company has implemented controls and procedures that are reasonably designed to ensure compliance with applicable laws and regulations, as well as the terms of this Agreement. Without limiting the foregoing, these controls and are reasonably designed to ensure, and MFD or the Trust may request certifications on an annual basis with respect to, each of the following:

(a) Orders for Shares received by the Company for each Portfolio comply with the Portfolio's restrictions with respect to purchases, transfers, redemptions and exchanges as set forth in each Portfolio's prospectus and statement of additional information;

(b) Orders for Shares received by the Company prior to the Portfolio's pricing time set forth in its prospectus (E.G., the close of the New York Stock Exchange - normally 4:00 p.m. Eastern time) are segregated from those received by the Company at or after such time, and are properly transmitted to the Portfolios (or their agents) for execution at the current day's net asset value ("NAV"); and orders received by the Company at or after such time are properly transmitted to the Portfolios (or their agents) for execution at the next day's NAV;

(c) Market timing and late trading in Shares by Policy holders is identified and prevented;

(d) Compliance with applicable state securities laws, including without limitation "bluesky" laws and related rules and regulations;

(e) Compliance with all applicable federal, state and foreign laws, rules and regulations regarding the detection and prevention of money laundering activity; and

(f) Effective business continuity and disaster recovery systems with respect to the services contemplated by the Agreement.

11.2 The Company shall ensure that any other party to whom the Company assigns or delegates any services hereunder is responsible for, and has controls and procedures that are reasonably designed to ensure, each of the items set forth in Section 11.1 above.

ARTICLE XII. TERMINATION

12.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

(a) at the option of any party upon six (6) months' advance written notice to the other parties; or

(b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or Rule 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the relevant Trust(s) by the Company; or

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(c) at the option of a Trust or MFD upon institution of formal proceedings against the Company by FINRA, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

(d) at the option of the Company upon institution of formal proceedings against a Trust by FINRA, the SEC, or any state securities or insurance department or any other regulatory body regarding such Trust's or MFD's duties under this Agreement or related to the sale of the Shares; or

(e) at the option of the Company, a Trust or MFD upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the relevant Trust(s) of the Date of any proposed vote or other action taken to replace the Shares; or

(f) termination by either a Trust or MFD by written notice to the Company, if either one or both of such Trust or MFD respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g) termination by the Company by written notice to a Trust and MFD, if the Company shall determine, in its sole judgment exercised in good faith, that such Trust or MFD has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

(i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

12.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

12.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 12.1(a) may be exercised for cause or for no cause.

12.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the relevant Trust of its intention to do so.

12.5. Notwithstanding any termination of this Agreement, each Trust and MFD shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under
Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in each Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XIII. NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to Trust I:
MFS VARIABLE INSURANCE TRUST
500 Boylston Street
Boston, Massachusetts 02116
Facsimile No.: (617) 954-5182
Attn: Susan S. Newton, Assistant Secretary

If to Trust II:
MFS VARIABLE INSURANCE TRUST II
500 Boylston Street
Boston, Massachusetts 02116
Facsimile No.: (617) 954-5182
Attn: Susan S. Newton, Assistant Secretary

If to the Company:
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
C/O THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
1300 South Clinton Street
Fort Wayne, Indiana 46802-3506
Attn: Kevin Adamson

If to MFS:
MFS FUND DISTRIBUTORS, INC.
500 Boylston Street
Boston, Massachusetts 02116
Facsimile No.:
Attn:

ARTICLE XIV. MISCELLANEOUS

14.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

14.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

14.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

14.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

14.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

14.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

14.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

14.8. A copy of each Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of each Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the relevant Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
By its authorized officer,

By: /s/ Daniel R. Hayes
-----------------------------------
Daniel R. Hayes
Vice President

MFS VARIABLE INSURANCE TRUST,
ON BEHALF OF THE PORTFOLIOS
By its authorized officer and not individually,

By: /s/ Susan S. Newton
-----------------------------------
Susan S. Newton
Assistant Secretary

MFS VARIABLE INSURANCE TRUST II,
ON BEHALF OF THE PORTFOLIOS
By its authorized officer and not individually,

By: /s/ Susan S. Newton
-----------------------------------
Susan S. Newton
Assistant Secretary

MFS FUND DISTRIBUTORS, INC.
By its authorized officer,

By: /s/ James A. Jessee
-----------------------------------
James A. Jessee
President

                                                          As of January 1,2011


                                     SCHEDULE A
                       ACCOUNTS, POLICIES, AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

And any other Portfolios or series of shares of the Trusts that are available and open to new investors on or after the effective date of this Agreement.

NAME OF SEPARATE ACCOUNT AND DATE                                  SHARE CLASS                            PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS                                 (INITIAL OR SERVICE CLASS)              APPLICABLE TO POLICIES
---------------------------------                                  ------------------------               ----------------------
Lincoln Life & Annuity Variable Annuity Separate Account L         Initial                               (1)
Lincoln Life & Annuity Flexible Premium Variable Life Account M    Initial                               (1)
Lincoln New York Account N for Variable Annuities                  Initial                               (1)
LLANY Separate Account R for Flexible Premium Variable Life
  Insurance                                                        Initial                               (1)
LLANY Separate Account S for Flexible Premium Variable Life
  Insurance                                                        Initial                               (1)
Lincoln Life & Annuity Flexible Premium Variable Life Account Z    Initial                               (1)
LNY Separate Account 401 for Group Annuities                       Initial                               (1)
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B Initial                               (1)

(1) Portfolios Applicable to Policies:
VIT I
-----
MFS Core Equity Series
MFS Global Equity Series
MFS Growth Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Research Bond Series
MFS Research International Series
MFS Research Series
MFS Strategic Income Series
MFS Total Return Series
MFS Utilities Series
MFS Value Series

VIT II
------
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Total Return Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Research International Portfolio
MFS Technology Portfolio